UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2005

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)


NEW YORK                            0-30512                          14-1804460
---------------------       -----------------------          ------------------
State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 Number)

284 South Avenue, Poughkeepsie, New York                       12601-4879
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

            1. Announcement of Investment By CH Energy Group, Inc. Subsidiary, Central Hudson Enterprises Corporation (CHEC). Registrant, on September 6, 2005, commitment to invest up to $5.5 million in a joint venture with Community Energy, Inc. that will own two wind farm projects in the Mid-Atlantic region with other investors. A copy of the press release is attached as Exhibit 99.

Item 9.01          Financial Statements and Exhibits.

            (c)    Exhibits.

                   See Exhibit Index.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CH ENERGY GROUP, INC.
                              (Registrant)



                              By: /s/Donna S. Doyle
                              ----------------------------------
                                    DONNA S. DOYLE
                                    Vice President - Accounting and Controller

Dated:  September 7, 2005

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                     Exhibit Description

99 Press Release of CH Energy Group, Inc., issued September 6, 2005, relating to CHEC's investment in a joint venture that will own two wind farm projects.